FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of November ___, 2011 (this “Amendment”) among MARINA DISTRICT FINANCE COMPANY, INC., a New Jersey corporation (the “Borrower”), MARINA DISTRICT DEVELOPMENT COMPANY, LLC, a New Jersey limited liability company (“MDDC”, and together with the Borrower, the “Credit Parties”), the Lenders parties hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and amends that certain Credit Agreement dated as of August 6, 2010 (as the same may be further amended or modified from time to time, the “Credit Agreement”), among the Credit Parties, the Lenders, the Administrative Agent, and Wells Fargo, as L/C Issuer and Swing Line Lender.
R E C I T A L S
WHEREAS, the Borrower intends to reduce the Aggregate Commitments under the Credit Agreement;
WHEREAS, in connection with the reduction of the Aggregate Commitments, the Borrower has requested the Administrative Agent and the Lenders to amend the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, on the terms and conditions specified herein; and
WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:
1.Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.
2.    Amendments.
2.1    Section 6.11. Section 6.11 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“From and after the effective date of the First Amendment to Credit Agreement dated November __, 2011 among, inter alia, the Borrower, MDDC, the Required Lenders and Wells Fargo, as L/C Issuer, Swing Line Lender and Administrative Agent, when the Total Revolving Outstandings shall equal or exceed $65,000,000, no Credit Extensions may be used to purchase or redeem any Senior Secured Notes until the Total Revolving Outstandings shall be reduced below $65,000,000.”
2.2    Section 7.11(a). Section 7.11(a) of the Credit Agreement is hereby amended by replacing the reference therein to “$150,000,000” with a reference to “$125,000,000”.
2.3    Section 7.11(b). Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety.
3.    Representations and Warranties. Each Credit Party represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:
3.1    Authorization. The execution, delivery and performance by the Credit Parties of this Amendment has been duly authorized by all necessary corporate or other organizational action, and this Amendment has been duly executed and delivered by the Credit Parties.
3.2    Binding Obligation. This Amendment constitutes a legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms, subject to applicable Gaming Laws and bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and general principles of equity.
3.3    No Legal Obstacle to Amendment. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Organizational Documents of either Credit Party; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which a Credit Party is a party, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Credit Party or its property is subject; or (c) violate any Law. Except as have been obtained prior to the date hereof, no authorization or approval of any Governmental Authority is required to permit the execution, delivery or performance by the Credit Parties of this Amendment, or the transactions contemplated hereby, except that notice of the Borrower’s execution of this Amendment together with a copy hereof must be filed with the New Jersey Casino Control Commission and the New Jersey Division of Gaming Enforcement within the time prescribed.
3.4    Incorporation of Certain Representations. After giving effect to the terms of this Amendment, the representations and warranties of the Credit Parties set forth in Article V of the Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.
3.5    Default. Both before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.
4.    Conditions, Effectiveness. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:
(a)    The Administrative Agent shall have received counterparts to this Amendment duly executed by each Credit Party and the Required Lenders and an acknowledgment hereto by the Administrative Agent.
(b)    All consents, licenses and approvals required in connection with the execution, delivery and performance by each Credit Party of this Amendment shall have been received by the Borrower.
On the Amendment Effective Date, without further action by any Person, the Aggregate Commitments shall be reduced from $150,000,000 to $75,000,000, such reduction to be applied the Commitments of the Lenders in accordance with their respective Pro Rata Shares.
5.    Miscellaneous.
5.1    Effectiveness of the Credit Agreement and the other Loan Documents. Except as hereby expressly amended, the Credit Agreement and each of the other Loan Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.
5.2    Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.
5.3    Loan Document. This Amendment is a Loan Document.
5.4    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.5    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK); PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
MARINA DISTRICT FINANCE COMPANY, INC., a New Jersey corporation

By:
Name:
Title:

MARINA DISTRICT DEVELOPMENT COMPANY, LLC, a New Jersey limited liability company

By:	Marina District Development Holding Co., LLC, a New Jersey limited liability company

Its:	Sole Member

By:	Boyd Atlantic City, Inc., a New Jersey corporation
Its:    Managing Member

By:
Name:
Title:

[Name of Institution]

By:
Name:
Title:

Acknowledged:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title: